UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 9, 2026
Date of Report (date of earliest event reported)
___________________________________
Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
___________________________________

Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of LNKB Continuing Directors

As previously announced, on December 18, 2025, Burke & Herbert Financial Services Corp. (“Burke & Herbert”) and LINKBANCORP, Inc. (“LNKB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 18, 2025, pursuant to which, upon the terms and subject to the conditions set forth therein, LNKB will merge with and into Burke & Herbert, with Burke & Herbert continuing as the surviving corporation (the “Merger”). The Merger Agreement further provides that immediately following the Merger, LINKBANK, the wholly owned Pennsylvania-chartered commercial bank subsidiary of LNKB (“Link”), will merge with and into Burke & Herbert Bank & Trust Company, a Virginia-chartered bank and a wholly owned subsidiary of Burke & Herbert (“B&H Bank”), with B&H Bank as the surviving bank (the “Subsidiary Merger” and, together with the Merger, the “Transaction”).
The Merger Agreement requires Burke & Herbert to take all actions necessary immediately prior to the effective time of the Merger (the “Effective Time”), to cause the number of directors that will comprise the full board of directors of the surviving corporation at the Effective Time to be increased by two members (or less to the extent there are vacant seats), and appoint to the board of directors of the surviving corporation two members of the board of directors of LNKB, each of whom would qualify as an “independent director” pursuant to the listing standards of the Nasdaq Stock Market LLC as mutually agreed by Burke & Herbert and LNKB (such directors, the “LNKB Continuing Directors”).
On March 9, 2026, the Board of Directors of Burke & Herbert (the “BHRB Board”) appointed current LNKB directors Diane Poillon and Kristen Snyder to the board of the surviving corporation as the LNKB Continuing Directors, subject to and effective upon the completion of the Merger. Both Ms. Poillon and Ms. Snyder are to be appointed to the Audit Committee of the BHRB Board, effective immediately after their appointment to the BHRB Board becomes effective. The BHRB Board intends to amend BHRB’s Amended and Restated Bylaws prior to completion of the merger to the extent necessary to increase the size of the BHRB Board to accommodate the LNKB Continuing Directors.
Ms. Poillon, age 56, has served on the LNKB Board of Directors (the “LNKB Board”) since 2019. Ms. Poillon is President and Chief Executive Officer of Willow Valley Associates. She has 30 years of experience in the hospitality and real estate business at Willow Valley in roles including Chief Operating Officer, Executive Vice President of Focus Service Hotels, Director of Learning and Development, Director of Safety and Manager of Family Restaurant. Ms. Poillon is an active community leader in Central Pennsylvania, including positions on the boards of the Lancaster General Health Foundation, Lancaster Chamber of Commerce & Industry and Water Street Mission.
Ms. Snyder, age 41, has served on the LNKB Board since the consummation of LNKB’s merger with GNB Financial Services, Inc. (“GNB”) in September 2021, and prior to that, was a director of GNB and its wholly owned subsidiary, Gratz Bank since 2018. Ms. Snyder is a principal of Koppy’s Propane, Inc., overseeing Operations, Finance, Safety and Human Resources. Prior to that, she served as Senior Analyst for JPMorgan Chase & Co. from 2007 to 2010.
Each of the LNKB Continuing Directors will receive the same compensation as currently paid to other members of the boards of directors of Burke & Herbert and B&H Bank. A description of Burke & Herbert’s standard non-employee director compensation arrangement is contained under the heading “Director Compensation” in Burke & Herbert’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 31, 2025 (the “Definitive Proxy Statement”).
Other than as described above and in Burke & Herbert’s Registration Statement on Form S-4 (File No. 333-292956), initially filed with the SEC on January 26, 2026, and as amended and declared effective by the SEC on January 30, 2026 (the “Registration Statement”), there are no arrangements or understandings between the LNKB Continuing Directors and any other person pursuant to which any of the LNKB Continuing Directors have been designated to serve on the boards of directors of either Burke & Herbert or B&H Bank. Additionally, there have been no transactions or are there any proposed transactions between Burke & Herbert and any of the LNKB Continuing Directors that would require disclosure pursuant to Item 404(a) of Regulation S-K.
Each of Mses. Poillon and Snyder has executed a consent in accordance with Rule 438 promulgated under the Securities Act of 1933, as amended. Such consents are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference into and as exhibits to the Registration Statement.

Departure of Directors

On March 9, 2026, Jill S. Upson notified the Chair of the BHRB Board of her decision to not stand for re-election as a director at the Company’s 2026 annual meeting of shareholders. Ms. Upson will continue to serve as a director and on the committees of which she is a member until her term expires at the 2026 annual meeting of shareholders. Ms. Upson’s decision to not stand for re-election is not a result of any disagreement with the Company, management or the BHRB Board on any matter relating to the Company’s operations, policies or practices.

In addition, it is expected that directors Oscar M. Bean and Gary L. Hinkle will not be nominated for re-election at the Company’s 2026 annual meeting of shareholders since they have surpassed the age limit for service on the BHRB Board as set forth in the Company’s Amended and Restated Bylaws.

The Company thanks each of Ms. Upson and Messrs. Bean and Hinkle for their service as a member of the BHRB Board.
Item 9.01 - Financial Statements and Exhibits
(a) Financial statements of businesses acquired. None.
(b) Pro forma financial information. None.
(c) Shell company transactions. None.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Consent of Diane Poillon
99.2	Consent of Kristen Snyder
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to (or based on) the beliefs, goals, intentions, and expectations of Burke & Herbert regarding the proposed Merger and the Merger Agreement, the expected appointment of the LNKB Continuing Directors, and other statements that are not historical facts. Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed Merger.
Additionally, forward-looking statements speak only as of the date they are made; Burke & Herbert does not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Burke & Herbert. Such statements are based upon the current beliefs and expectations of the management of Burke & Herbert and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive Merger Agreement; the outcome of any legal proceedings that may be instituted against Burke & Herbert or LNKB; the possibility that the proposed Merger will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Merger); and other factors that may affect future results of Burke & Herbert; and the other factors discussed in the “Risk Factors” section of Burke & Herbert’s Annual Report on Form 10-K for the year ended December 31, 2025.
Additional Information and Where to Find It
In connection with the proposed Merger, Burke & Herbert has filed a registration statement on Form S-4 with the SEC to register the shares of Burke & Herbert common stock to be issued in connection with the proposed Transaction. The registration statement includes a joint proxy statement of Burke & Herbert and LNKB, which also constitutes a prospectus of Burke & Herbert, that was sent to shareholders of Burke & Herbert and shareholders of LNKB seeking certain approvals related to the proposed Merger. Each of Burke & Herbert and LNKB may file with the SEC other relevant documents concerning the proposed Transaction. The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. INVESTORS AND SECURITYHOLDERS OF BURKE & HERBERT AND LNKB AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BURKE & HERBERT, LNKB, AND THE PROPOSED MERGER. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Burke & Herbert and LNKB, without charge, at the SEC’s website www.sec.gov. Copies of documents filed with the SEC by Burke & Herbert will be made available free of charge in the “Investor Relations” section of Burke & Herbert’s website, www.burkeandherbertbank.com, under the heading “Financials.” Copies of documents filed with the SEC by LNKB will be made available free of charge on LNKB’s investor relations website, ir.linkbancorp.com, under the heading “Financials.” The information on Burke & Herbert’s or LNKB’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.
Participants in Solicitation
Burke & Herbert, LNKB, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Burke & Herbert and shareholders of LNKB in respect of the proposed Merger under the rules of the SEC. Information regarding Burke & Herbert’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 31, 2025 and certain other documents filed by Burke & Herbert with the SEC. Information about the interests of the directors and executive officers of Burke & Herbert and LNKB, by security holdings or otherwise, in the proposed Transaction are included in the joint proxy statement/prospectus related to the proposed Transaction, which was filed with the SEC. Information regarding LNKB’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2025, and certain other documents filed by LNKB with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed Merger and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of March, 2026.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO